Business Combination	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
BUSINESS COMBINATION

Note 16 – BUSINESS COMBINATION

In September 2018, the Company's board of directors approved the acquisitions by the Company of TDH Group BVBA and TDH JAPAN by issuance of 936,782 and 156,130 of the Company's common shares, respectively, to Rongfeng Cui, the sole owner of the two entities. The Company completed the acquisitions in November 2018. The fair value of the total consideration transferred was measured based on the stock price and the acquired net assets were recorded at their fair values on the acquisition date.

The purchase price was allocated as follows:

Purchase consideration	$1,053,020
Net assets acquired, excluding property, plant and equipment and long-term loans from related party	(333,464)
Property, plant and equipment	2,704
Long-term loans-related party	(215,811)
Goodwill	1,599,591

Total	$1,053,020

The acquisitions had been accounted for as business acquisitions and the results of operations of TDH Group BVBA and TDH Japan from the acquisition date have been included in the Company's consolidated financial statements.

Neither the results of operations since the acquisition date nor the pro forma results of operations of the acquirees were presented because the effects of these business combinations, individually and in the aggregate, were not significant to the Company's consolidated results of operations.

The Company performed an impairment test for goodwill on December 31, 2018 and identified an impairment loss of $1,599,591 as the fair value of the reporting unit is less than its carrying value based on the management's specific analysis of future production plan and sales forecasts.